John Hancock Funds II
Supplement dated June 29, 2012
To the Prospectus dated December 31, 2011
International Opportunities Fund
Subadviser change
On June 28, 2012, the Board of Trustees of John Hancock Funds II (the “Trust”) approved Invesco Advisers, Inc. (“Invesco”) as the new subadviser to International Opportunities Fund (the “Fund”), effective on or about July 20, 2012. Invesco will replace Marsico Capital Management, LLC as the subadviser to the Fund.
In connection with this change, the portfolio managers of the Fund will be:
Clas Olsson. Lead Portfolio Manager (with respect to the Fund’s investments in Europe and Canada), who has been with Invesco and/or its affiliates since 1994.
Mark Jason. Portfolio Manager, who has been with Invesco and/or its affiliates since 2001.
Shuxin Cao. Portfolio Manager, who has been with Invesco and/or its affiliates since 1997.
Jason Holzer. Portfolio Manager, who has been with Invesco and/or its affiliates since 1996.
Matthew Dennis. Portfolio Manager, who has been with Invesco and/or its affiliates since 2000.
Fund Liquidation
In addition, on June 28, 2012, the Trust approved a Plan of Liquidation for the Fund (the “Plan”). The liquidation is expected to occur on or about November 2, 2012.